UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  March 7, 2005
                Date of Report (Date of earliest event reported)


                             DOLLAR FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      000-50866               23-2636866
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          file number)         Identification No.)


                              1436 Lancaster Avenue
                              Berwyn, PA 19312-1288
                    (Address of principal executive offices)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


                          DOLLAR FINANCIAL GROUP, INC.
          (Exact name of registrant as specified in its charter)

           New York                      333-18221               13-2997911
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          file number)         Identification No.)

                              1436 Lancaster Avenue
                              Berwyn, PA 19312-1288
                    (Address of principal executive offices)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

     This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation ("Corp"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by Corp's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group" and, together with Corp, the "Registrants") pursuant to Section 15(d) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

     On March 7, 2005, the Registrants, through a wholly-owned subsidiary of Group ("Acquisition Corp"), acquired substantially all of the assets of We The People Forms and Service Centers USA, Inc. ("WTP") relating to WTP's retail-based legal document preparation services business (the "Acquisition"). The Registrants effected the Acquisition pursuant to an Asset Purchase Agreement dated March 7, 2005 by and among Acquisition Corp, WTP, Ira Distenfield, Linda Distenfield and solely for the purposes of guaranteeing certain obligations of Acquisition Corp, Group (the "Asset Purchase Agreement").

     In the Acquisition, the Registrants acquired the business of WTP that includes selling franchises to third parties to operate independent document preparation businesses using the "We The People System" and providing documentation services to these franchisees. The assets acquired include substantially all of the operating assets of WTP, including, without limitation, all of WTP's intellectual property, inventory, interests in leased real property, machinery, equipment, supplies, accounts receivable, books and records and permits, and certain assigned contracts. WTP retained certain of its assets, including, without limitation, its owned real property, cash and cash equivalents and bank accounts. The Registrants did not assume any liabilities of WTP other those specifically mentioned below.

     The total consideration for the Acquisition consisted of:

     o $12.0 million in cash, $10.5 million of which was paid at closing and $1.5 million of which was deposited into an escrow account to secure certain of WTP's indemnification obligations under the Asset Purchase Agreement;

     o $3.0 million in cash, the payment of which is contingent on the Registrants reaching certain future financial targets over a two year period arising from the assets acquired in the Acquisition;

     o    141,935 unregistered shares of Corp's common stock;

     o the assumption by Acquisition Corp of certain obligations under the assumed contracts, including obligations under existing franchising agreements; and

     o the assumption by Acquisition Corp of a liability to pay up to $750,000 on account of certain outstanding franchise repurchase obligations.

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     Under the terms of an escrow  agreement,  the escrow  period will expire on
September 30, 2006 and, assuming that there are no indemnification claims, the escrow funds will be released in four, equal quarterly installments of $375,000 each beginning on December 31, 2005, subject to certain conditions.

     Under the terms of the Asset Purchase Agreement, Group guaranteed all of the representations, warranties and obligations of Acquisition Corp under the Asset Purchase Agreement and related transaction documents.

     In connection with the Acquisition, Acquisition Corp and Corp entered into employment agreements and non-compete and confidentiality agreements with two prior officers of WTP, as well as a non-compete and confidentiality agreement with WTP. The new employment agreements contain five-year terms, unless terminated earlier and provide for the base salaries, bonuses and incentive compensation, and benefits for the two employees. The non-compete and confidentiality agreements contain five-year periods and cover the United States, subject to certain conditions and permitted activities by the parties to the agreements.

     The foregoing description of the Acquisition and transactions contemplated by the Asset Purchase Agreement does not purport to be a complete statement of the parties' rights under the Asset Purchase Agreement and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. A copy of the press release announcing the Acquisition is furnished as Exhibit 99.1 to this Form 8-K.

     Neither of the Registrants nor any of their respective affiliates has any material relationship with WTP or any of its affiliates other than in respect of the Asset Purchase Agreement and the other ancillary agreements entered into in connection with the foregoing transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The information set forth under Item 1.01 of this report is hereby incorporated in Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

     The information set forth under Item 1.01 of this report is hereby incorporated in Item 3.02 by reference. The shares of common stock issued to WTP were not registered under the Securities Act of 1933. Corp has relied on the exemption from registration set forth in Section 4(2) thereof and Regulation D promulgated thereunder.

Item 9.01  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired


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
     (b) Pro Forma Financial Statements


     (c) Exhibits

     2.1 Asset Purchase Agreement dated March 7, 2005 by and among We The People Forms and Service Centers USA, Inc., Ira Distenfield, Linda Distenfield, WTP Acquisition Corp and,solely for purposes of
             Section 13.3, Dollar Financial Group, Inc.

     99.1    Press release dated March 8, 2005, issued by Dollar Financial Corp.

     99.2    Financial Statements of Business Acquired

     99.3    Pro-Forma Financial Statements

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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DOLLAR FINANCIAL CORP.


Dated:  May 23, 2005                    By:      /s/ Randy Underwood
                                           -------------------------------------
                                           Randy Underwood
                                           Executive Vice President and Chief
                                           Financial Officer


                                        DOLLAR FINANCIAL GROUP, INC..


Dated:  May 23, 2005                    By:      /s/ Randy Underwood
                                           -------------------------------------
                                           Randy Underwood
                                           Executive Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------  -------------------------------------------------------------------

   2.1 Asset Purchase Agreement dated March 7, 2005 by and among We The People Forms and Service Centers USA, Inc., Ira Distenfield, Linda Distenfield, WTP Acquisition Corp. and, solely for purposes of
             Section 13.3, Dollar Financial Group, Inc.

   99.1      Press release dated March 8, 2005, issued by Dollar Financial Corp.

   99.2      Financial Statements of Business Acquired

   99.3      Pro-Forma Financial Statements

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